UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2020

REXFORD INDUSTRIAL REALTY, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36008	46-2024407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11620 Wilshire Boulevard, Suite 1000
Los Angeles
California	90025
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 966-1680

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	REXR	New York Stock Exchange
5.875% Series A Cumulative Redeemable Preferred Stock	REXR-PA	New York Stock Exchange
5.875% Series B Cumulative Redeemable Preferred Stock	REXR-PB	New York Stock Exchange
5.625% Series C Cumulative Redeemable Preferred Stock	REXR-PC	New York Stock Exchange
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by Rexford Industrial Realty, Inc., a Maryland corporation (referred to herein as the “Company,” “we,” “our” and “us”), in connection with the matters described herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement Amendments – Messrs. Frankel, Schwimmer, Khan and Lanzer

On May 15, 2020, the Company and Rexford Industrial Realty, L.P. (the “Operating Partnership”) entered into amendments (each, an “Amendment” and together, the “Amendments”) with each of Michael Frankel, Howard Schwimmer, Adeel Khan and David Lanzer to their respective employment agreements (as previously amended in the case of Messrs. Frankel, Schwimmer and Khan) with the Company and the Operating Partnership (each a “Prior Employment Agreement” and collectively, the “Prior Employment Agreements”).
The Amendments update the Prior Employment Agreements to: (i) reflect the executives’ current base salaries (as have been adjusted in accordance with the terms of the Prior Employment Agreements since the Prior Employment Agreements were executed) and to define “base salary” so as to incorporate any future increases, (ii) reflect the executives’ current target annual bonus levels and to define “target bonus” so as to incorporate any future increases, and (iii) reflect the Company’s current personal-time-off (“PTO”) policy (replacing the prior Company policy of vacation plus sick days) by providing that each of the executives will accrue thirty-two days of PTO annually, up to a maximum accrual of forty-eight days of PTO.
In addition, Mr. Lanzer’s Amendment extends the term of Mr. Lanzer’s Prior Employment Agreement to June 26, 2023.
The foregoing summary of the Amendments does not purport to be complete and is qualified in its entirety by reference to the applicable Amendment, a copy of each of which is filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
10.1	Second Amendment to Employment Agreement, effective May 15, 2020, between Michael S. Frankel, Rexford Industrial Realty, Inc. and Rexford Industrial Realty, L.P.
10.2	Second Amendment to Employment Agreement, effective May 15, 2020, between Howard Schwimmer, Rexford Industrial Realty, Inc. and Rexford Industrial Realty, L.P.
10.3	Second Amendment to Employment Agreement, effective May 15, 2020, between Adeel Khan, Rexford Industrial Realty, Inc. and Rexford Industrial Realty, L.P.
10.4	First Amendment to Employment Agreement, effective May 15, 2020, between David Lanzer, Rexford Industrial Realty, Inc. and Rexford Industrial Realty, L.P.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Rexford Industrial Realty, Inc.
Date: May 19, 2020	By:	/s/ Adeel Khan
Adeel Khan Chief Financial Officer